                                      Exhibit A
                                      ---------


     Each of the undersigned hereby agrees that Amendment No. 1 the Schedule 13G filed on the date hereof with respect to the shares of Common Stock of Polycom, Inc. has been filed on behalf of the undersigned.

Signature:
---------


     Dated February 12, 1998


                              Oak Investment Partners IV,
                              Limited Partnership

                              By:  Oak Associates IV, LLC,
                                   As General Partner


                              By:  /s/ Edward F. Glassmeyer
                                   ------------------------
                                  Managing Member

                              Oak Associates IV, LLC


                              By:  /s/ Edward F. Glassmeyer
                                   ------------------------
                                   Managing Member


                              Oak IV Affiliates Fund, Limited
                              Partnership

                              By:  Oak IV Affiliates, As General
                                   Partner


                              By:  /s/ Edward F. Glassmeyer
                                   ------------------------
                                   General Partner


                              Oak IV Affiliates


                              By:  /s/ Edward F. Glassmeyer
                                   ------------------------
                                   General Partner

                              OAK MANAGEMENT CORPORATION


                              By:  /s/ Edward F. Glassmeyer
                                   ------------------------
                                   Name:  Edward F. Glassmeyer
                                   Title: President



                                   /s/ Bandel L. Carano
                                   ------------------------
                                   Bandel L. Carano



                                   /s/ Gerald R. Gallagher
                                   ------------------------
                                   Gerald R. Gallagher



                                   /s/ Edward F. Glassmeyer
                                   ------------------------
                                   Edward F. Glassmeyer



                                   /s/ Ann H. Lamont
                                   ------------------------
                                   Ann H. Lamont



                                   /s/ Eileen M. More
                                   ------------------------
                                   Eileen M. More